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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 16, 1998
                                                         ----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

      Delaware                          1-13793                 06-1504091
      --------                         ---------                ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (717) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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ITEM 5.  OTHER EVENTS.
         -------------

      On  October  16,  1998,  Northeast   Pennsylvania   Financial  Corp.  (the
"Company"), issued a press release which announced the 1999 Annual Meeting of Shareholders.

      A press release  announcing  the Company's  Annual  Meeting is attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1 Press Release dated October 16, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 16, 1998          By: /s/ E. Lee Beard
                                       -----------------------------------------
                                       E. Lee Beard
                                       President and Chief Executive Officer



Dated:   October 16, 1998          By: /s/ Patrick J. Owens, Jr.
                                       -----------------------------------------
                                       Patrick J. Owens, Jr.
                                       Senior Vice President and
                                       Chief Financial Officer








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